As filed with the Securities and Exchange Commission on March 10, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 1635
New York, NY 10169
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue, Suite 1635
New York, NY 10169
(Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Report to Stockholders.

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholder,

For the past year your fund returned +7.54% and for the last three years an annualized rate of return of +20.02%. We look forward to continued good performance.

On the post-Katrina world it is clear that no hurricane was strong enough to blow our resilient economy off its solid foundations. Since then, we have seen a stabilization of energy prices, a relaxing in the extent of inflation fears, the normalization of housing price appreciation, and as predicted, a continuation of robust economic and corporate profit growth. The holiday shopping season turned out well for most retailers. Having seen the markets shrug off the short run spate of worry, we are now in a position to contemplate a very positive longer-term horizon as we begin the New Year. The watchword, if you will, is stability. The anticipated results are very positive, and the reasonably anticipated risks are manageable.

Growth continued its return to ascendancy, as compelling valuation in the face of rising earnings caused investors to take note. For the year, the S&P 500 Index gained 3.00%, while the Russell 1000 Growth Index gained 5.26%. Despite the continued tightening by the Federal Reserve on the short end of the yield curve, the bonds returned about 1.50%, as coupon interest generally offset a modest decline in bond prices. There is no conundrum as to the generally benign behavior of the bond market; we view it as a simple endorsement of the Fed’s policies, as well as of the realities of supply and demand for U.S. Government debt in global markets.

We believe that the economy is likely at a midpoint in the cycle, driven by its own momentum, with minimal stimulus or braking necessary. Although there is plenty of liquidity on the sidelines, as evidenced by the 7.75% or $728 billion year over year growth in M3 to just over $10 trillion, and the $1.6 trillion in money market funds, we note that the Fed has been slowly dampening the rate of money creation, which is running at a 4.5% year over year rate for banking system reserve growth, and 4.6% for currency. One of the true wild cards impacting upon the upcoming year will be the direction taken by the new Fed Chairman, Ben Bernanke. In his opening comments upon nomination, he pledged stability and continuity. However, Mr. Bernanke, while expected to be a more lucid communicator than the Delphic Mr. Greenspan, is already known by two distinct epithets: “Bundesbank Ben”, a reference to his academic work on the inflation-targeting focus of the German Central Bank, and “Helicopter Ben”, referring to his citation of an old Milton Friedman adage about the government’s ability to drop fresh currency upon the land from helicopters if that is what it took to provide stimulus to the economy. We do think that Dr. Bernanke has shown himself to be a wise steward and spokesman in his prior role as a Fed Governor, and we anticipate stability and continuity as he takes the helm at the Fed.

Slow and steady wins the race.
Aesop, The Hare and the Tortoise, c. 550 B.C.

Our quote, from the ancient fabulist, Aesop, gives some insight into our outlook for the year. Aside from what has been accepted as normal geopolitical tensions, the economy is essentially on cruise control, and there are no immediate economic crises to deal with at this time compared to a year ago, when a weak dollar, deflation, high energy costs and rising interest rates captured the media spotlight in detail. The S&P 500 is selling at 15.6 times 2006 earnings, and the expected earnings growth rate for our top fifty holdings is 19.1% compounded over the next five years, and 16.5% for the upcoming year. This suggests a storehouse of unrecognized appreciation in which investors will increasingly have confidence. Our core holdings share some common characteristics: sustainable revenue and earnings growth, vigorous new product activity, financial strength, and management ability and incentive. It is precisely this type of stock holding that is bound to shine in an environment where investors have the confidence to take a longer-term view of the economy, the markets, and the world, and consequently, the forward earnings power of those very companies. We have believed for some time that there has been excessive negative attention paid to world events that tends to focus investor confidence on the most immediate of horizons. The more important horizon is longer term.

Interest rates will likely plateau and not skyrocket, as the Fed should be just about done with its measured tightening program. Inflation does seem to be under control, as the early fall run-up in energy costs has abated, and the associated higher input costs have not run rampant throughout the economy. The housing “bubble” appears to have likewise reached a plateau, and is returning to a more normalized and sustainable appreciation in the value of quality housing stock, with the dangerous speculative element of “condo-flipping” removed from the equation. The global stage appears quiescent at best, with troop reductions in Iraq in the offing, and with China busy sprucing up its image for the upcoming 2008 Olympics in Beijing and Middle East issues being handled in the diplomatic realm.

What could go wrong then? The biggest reasonably anticipated risk would be that the Fed continues in too sparing a manner on monetary growth, and that the current expansion literally begins to starve for fuel. A cold winter and supply disruptions might potentially send word of yet another “energy” crisis throughout the media. The wheels could come off the Iraqi exit strategy. Of course, wild card risks to the market will always exist to some extent. So we come back to our strongest hand: the excellent valuation opportunities that persist in growth stocks.

If a portfolio of growth stocks is comprised of companies that can double their earnings power every five years by achieving 15% compounded growth, then the inherent value of those companies will double in turn. The market has not recognized that steady (and sustainable) compounding of earnings over the past several years, but we do believe that we are at the beginning stages of such a new found appreciation for consistent growth. On your behalf, we aim to own companies whose earnings progress is unassailable, and we believe that as investor horizons expand over the next several months, the wellspring of true worth that is contained in such a growth stock portfolio today may be recognized in short order.

February 3, 2006

Sincerely,

Robert P. Morse President

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2005

Shares		Value
	COMMON STOCKS - 98.7%

	Aerospace - 0.9%
2,500	Lockheed Martin Corp.	$159,075

	Banks - 1.5%
1,500	HSBC Holdings PLC - ADR	120,705
5,000	US Bancorp	149,450
		270,155
	Beverages - 0.3%
1,000	PepsiCo, Inc.	59,080

	Biotechnology - 7.6%
2,500	Amgen, Inc.(a)	197,150
3,000	Celgene Corp.(a)	194,400
2,000	Genentech, Inc.(a)	185,000
4,000	Genzyme Corp.(a)	283,120
4,000	Gilead Sciences, Inc.(a)	210,520
1,500	Medimmune, Inc.(a)	52,530
4,000	Telik, Inc.(a)	67,960
5,000	Vertex Pharmaceuticals, Inc.(a)	138,350
		1,329,030
	Building & Construction - 2.4%
1,000	Eagle Materials, Inc.	122,360
5,000	Louisiana-Pacific Corp.	137,350
2,500	Weyerhaeuser Co.	165,850
		425,560
	Chemicals - 2.0%
1,500	Air Products & Chemicals, Inc.	88,785
3,000	The Dow Chemical Co.	131,460
2,000	Sigma-Aldrich Corp.	126,580
		346,825
	Drugs - 0.9%
5,000	Merck & Co., Inc.	159,050

	Energy - 9.3%
3,000	Apache Corp.	205,560
2,000	Arch Coal, Inc.	159,000
65,000	Canadian Superior Energy, Inc.(a)(b)	131,950
2,500	ChevronTexaco Corp.	141,925
3,000	Devon Energy Corp.	187,620
1,000	Nabors Industries Ltd.(a)(b)	75,750
3,000	Peabody Energy Corp.	247,260
2,500	Tidewater, Inc.	111,150
5,000	Valero Energy Corp.	258,000

Shares		Value
	Energy - 9.3% (continued)
3,000	Veritas DGC, Inc.(a)	$106,470
		1,624,685
	Financial Services - 3.0%
3,500	American Express Co.	180,110
3,000	CIT Group, Inc.	155,340
1,500	The Goldman Sachs Group, Inc.	191,565
		527,015

	Food Service - 3.2%
4,000	Darden Restaurants, Inc.	155,520
3,000	Landry’s Restaurants, Inc.	80,130
4,000	McDonald’s Corp.	134,880
1,500	Panera Bread Co.(a)	98,520
3,000	Starbucks Corp.(a)	90,030
		559,080
	Health Care - 3.7%
3,000	Community Health Systems, Inc.(a)	115,020
3,500	Cutera, Inc.(a)	92,260
3,500	HCA, Inc.	176,750
1,500	Humana, Inc.(a)	81,495
3,000	Johnson & Johnson	180,300
		645,825
	Instrumentation - 0.5%
5,000	Applied Materials, Inc.	89,700

	Insurance - 3.7%
2,000	Aetna, Inc.	188,620
2,000	Loews Corp.	189,700
2,500	UnitedHealth Group, Inc.	155,350
2,500	W.R. Berkley Corp.	119,050
		652,720
	Machinery - 2.3%
4,000	Caterpillar, Inc.	231,080
1,000	Eaton Corp.	67,090
2,400	Ingersoll-Rand Co.(b)	96,888
		395,058
	Medical Technology - 1.5%
1,000	Alcon, Inc.(a)(b)	129,600
3,500	Biomet, Inc..	127,995
		257,595

See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2005

Shares		Value
	COMMON STOCKS - 98.7% (continued)

	Metals & Mining - 6.7%
1,400	Aluminum Corp. of China Ltd. - ADR	$106,876
7,000	Barrick Gold Corp.(b)	195,090
4,000	BHP Billiton Ltd. - ADR	133,680
1,500	Cleveland-Cliffs, Inc.	132,855
3,000	Commercial Metals Co	112,620
4,000	Nucor Corp.	266,880
1,500	Phelps Dodge Corp.	215,805
		1,163,806
	Office Equipment - 4.8%
8,000	Dell, Inc.(a)	239,920
10,000	EMC Corp.(a)	136,200
5,000	Fargo Electronics, Inc.(a)	96,250
2,500	Komag, Inc.(a)	86,650
3,000	Network Appliance, Inc.(a)	81,000
10,000	Seagate Technology(b)	199,900
		839,920
	Printing & Publishing - 0.3%
1,000	The McGraw-Hill Companies, Inc.	51,630

	Publishing & Broadcast - 0.5%
3,000	XM Satellite Radio Holdings, Inc. - Class A(a)	81,840

	Retail - 3.0%
1,500	JC Penney Co., Inc.	83,400
6,000	Nordstrom, Inc.	224,400
4,000	Target Corp.	219,880
		527,680
	Semiconductors - 5.0%
7,000	Intel Corp.	174,720
3,000	Marvell Technology Group Ltd.(a)(b)	168,270
8,000	MEMC Electronic Materials, Inc.(a)	177,360
20,000	RF Micro Devices, Inc.(a)	108,200
7,000	Texas Instruments, Inc.	224,490
15,000	Vitesse Semiconductor Corp.(a)	28,800
		881,840
	Services - 9.0%
4,000	Accenture Ltd.(b)	115,480

Shares		Value
	Services - 9.0% (continued)
2,500	Amazon.Com, Inc.(a)	$117,875
4,000	eBay, Inc.(a)	173,000
2,000	GATX Corp.	72,160
1,000	Google, Inc.(a)	414,860
10,000	NIC, Inc.(a)	61,600
50,000	Private Business, Inc.(a)	59,000
10,000	Trizetto Group(a)	169,900
10,000	Yahoo!, Inc.(a)	391,800
		1,575,675
	Soaps & Toiletries - 1.2%
3,500	Procter & Gamble Co.	202,580

	Software - 6.7%
7,000	Adobe Systems, Inc.	258,720
3,000	Autodesk, Inc.	128,850
4,000	Blackboard, Inc.(a)	115,920
5,000	Microsoft Corp.	130,750
10,000	Openwave Systems, Inc.(a)	174,700
4,000	SPSS, Inc.(a)	123,720
6,000	VeriSign, Inc.(a)	131,520
1,500	Websense, Inc.(a)	98,460
		1,162,640
	Specialty Retail - 6.4%
2,200	Abercrombie & Fitch
	Co. - Class A	143,396
4,000	Coach, Inc.(a)	133,360
7,000	Home Depot, Inc.	283,360
1,500	Nike, Inc. - Class B	130,185
6,000	Tiffany & Co.	229,740
3,500	Urban Outfitters, Inc.(a)	88,585
2,000	VF Corp.	110,680
		1,119,306
	Telecommunications - 6.0%
11,500	America Movil
	SA de CV - ADR	336,490
7,000	EFJ, Inc.(a)	71,050
15,000	JDS Uniphase Corp.(a)	35,400
10,000	Juniper Networks, Inc.(a)	223,000
7,000	Motorola, Inc.	158,130
5,000	QUALCOMM, Inc.	215,400
		1,039,470
	Transportation - 5.0%
3,000	Alaska Air Group, Inc.(a)	107,160

See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2005

Shares		Value
	COMMON STOCKS - 98.7% (continued)

	Transportation - 5.0% (continued)
2,500	Burlington Northern Santa Fe Corp.	$177,050
2,000	Cummins, Inc.	179,460
2,000	Harley-Davidson, Inc.	102,980
4,000	J.B. Hunt Transport Services, Inc.	90,560
2,500	Landstar System, Inc.	104,350
4,000	Skywest, Inc.	107,440
		869,000
	Utilities - 1.3%
5,000	Vimpel-Communications - ADR(a)	221,150

	TOTAL COMMON STOCKS
	(Cost $13,479,096)	17,236,990

Principal
Amount
	CORPORATE BONDS - 0.8%
	Diversified Financial Services - 0.8%
	General Electric Capital Corp.
$150,000	5.000%, 12/18/2018	144,549

	TOTAL CORPORATE BONDS
	(Cost $150,000)	144,549

Shares		Value
	SHORT-TERM INVESTMENTS - 0.7%
119,282	First American Government
	Obligations Fund, 3.51%	$119,282

	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $119,282)	119,282

	TOTAL INVESTMENTS
	(Cost $13,748,378) - 100.2%	17,500,821

	Liabilities in Excess
	of Other Assets - (0.2)%	(30,570)

	TOTAL NET ASSETS - 100.0%	$17,470,251

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Domiciled

See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $13,748,378)	$17,500,821
Dividends and interest receivable	19,702
Receivable for investments sold	134,487
Prepaid expenses	5,570
Total assets	17,660,580

LIABILITIES:
Investment advisory fee payable	7,529
Shareholder servicing fee payable	3,765
Payable for investment securities purchased	136,813
Accrued expenses and other payables	42,222
Total liabilities	190,329
NET ASSETS	$17,470,251

NET ASSETS CONSIST OF:
Capital stock	$14,061,797
Undistributed net investment income	317
Accumulated undistributed
net realized loss on investments	(344,306)
Net unrealized appreciation
on investments	3,752,443
TOTAL NET ASSETS	$17,470,251

SHARES OUTSTANDING
(5,000,000 authorized, $1.00 par value)	2,074,882
NET ASSET VALUE PER SHARE	$8.42

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividend income	$137,000
Interest income	32,971
Total investment income	169,971

EXPENSES:
Investment advisor fees (Note 4)	83,126
Transfer agent and accounting services	59,634
Shareholder servicing fees (Note 4)	41,563
Administration fees	37,890
Professional fees	20,326
Federal and state registration fees	13,966
Directors’ fees and expenses	11,326
Custody fees	8,800
Reports to shareholders	5,257
Insurance expense	2,215
Net expenses	284,103
NET INVESTMENT LOSS	(114,132)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on
investment transactions	1,589,210
Change in unrealized appreciation
(depreciation) on investments	(275,761)
Net realized and unrealized
loss on investments	1,313,449
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,199,317

See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended
	December 31,
	2005	2004
OPERATIONS:
Net investment loss	$(114,132)	$(103,305)
Net realized gain on
investment transactions	1,589,210	1,597,302
Change in unrealized
appreciation (depreciation)
on investments	(275,761)	(294,122)
Net increase in net assets
resulting from operations	1,199,317	1,199,875

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	737,787	1,697,870
Cost of shares redeemed	(1,978,745)	(2,753,405)
Net decrease in net assets
resulting from capital
share transactions	(1,240,958)	(1,055,535)

TOTAL INCREASE
(DECREASE) IN
NET ASSETS	(41,641)	144,340

NET ASSETS:
Beginning of year	17,511,892	17,367,552
End of year	$17,470,251	$17,511,892

UNDISTRIBUTED
NET INVESTMENT
INCOME	$317	$1,015

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1. Organization
The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Wall Street Management Corporation (“WSMC” or the “Advisor”), under the supervision of the Board of Directors (the “Board”), in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

See notes to the financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2005

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended December 31, 2005, the Fund increased undistributed net investment income by $113,434, increased accumulated undistributed net realized loss on investments by $698 and decreased capital stock by $114,132.

(d) Securities Transactions and Investment Income -Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security.

3. Investment Transactions
Purchases and sales of securities for the period ended December 31, 2005, excluding short-term investments, aggregated $19,188,538 and $20,374,165 respectively. There were no purchases or sales of long-term U.S. government securities.

4. Investment Advisor
The Fund has an investment advisory agreement with Wall Street Management Corporation. The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund. For the year ended December 31, 2005, the Advisor received $83,126 in investment advisory fees.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2005, the Advisor received $41,563 in shareholder servicing fees.

The Advisor also serves as the Fund’s principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5. Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	$	Shares	$	Shares
Shares sold	$737,787	93,412	$1,697,870	233,426
Shares
redeemed	(1,978,745)	(255,765)	(2,753,405)	(374,584)
Net decrease	$(1,240,958)	(162,353)	$(1,055,535)	(141,158)

Shares Outstanding:
Beginning of Year	2,237,235	2,378,393
End of Year	2,074,882	2,237,235

6. Information for Federal Income Tax Purposes
The Fund intends to utilize provisions of the federal income laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2005, the Fund had capital loss carryovers as follows:

Net Capital Loss Carryovers*	Capital Loss Carryover Expiration
$280,124	12/31/2011

* Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

The Fund utilized $1,599,088 in capital loss carryovers for the year ended December 31, 2005.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2005

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$13,812,243

Gross tax unrealized appreciation	3,772,047
Gross tax unrealized depreciation	(83,469)
Net tax unrealized appreciation	$3,688,578

Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—

Other accumulated losses	(280,124)
Total accumulated gains	$3,408,454

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

7. Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8. Change in Independent Accountant
On June 15, 2005, PricewaterhouseCoopers LLP ceased being the Fund’s independent auditor as a result of the Board’s decision to change its accounting firm.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Cohen McCurdy, Ltd. as its new independent auditor as of June 15, 2005.

THE WALL STREET FUND, INC.FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Year Ended December 31,
	2005	2004	2003	2002	2001	2000	1999		1998		1997	1996

Per Share Data:
Net asset value, beginning of year	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39		$7.34		$7.96	$8.19

Income from investment operations:
Net investment loss(1).	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)		(0.11)		(0.08)	(0.06)
Net realized and unrealized gains (losses)
on investments	0.64	0.57	2.50	(2.70)	(2.29)	0.76	5.73		2.39		(0.13)	0.98
Total from investment operations	0.59	0.53	2.43	(2.78)	(2.36)	0.66	5.63		2.28		(0.21)	0.92

Less distributions:
Distributions from net realized gains
from security transactions	—	—	—	—	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)	(1.15)
Total distributions	—	—	—	—	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)	(1.15)

Net asset value, end of year	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43		$9.39		$7.34	$7.96

Total return(2)	7.54%	7.26%	49.90%	(36.34)%	(23.15)%	3.41%	62.88%		31.40%		(2.37)%	11.45%

Supplemental data and ratios:
Net assets, end of year (000’s)	$17,470	$17,512	$17,368	$11,609	$19,408	$22,576	$22,118		$18,319		$15,577	$15,939
Ratio of operating expenses to average
net assets, before reimbursements	1.71%	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%		1.89%		1.82%	1.84%
Ratio of operating expenses to average
net assets, net of reimbursement	1.71%	1.74%	1.85%	1.84%	1.68%	1.45%	1.80	%(3)	1.89	%(3)	1.82%	1.82%
Ratio of net investment loss to average
net assets, before reimbursements	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%		(1.33)%		(0.96)%	(0.70)%
Ratio of net investment loss to average
net assets, net of reimbursement	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11%	)(3)	(1.33	)%(3)	(0.96)%	(0.68)%
Portfolio turnover rate	115.90%	149.32%	94.46%	124.51%	110.24%	92.59%	104.18%		165.84%		121.12%	142.11%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.
(3)	These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

See notes to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors of
The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Wall Street Fund, Inc. (the “Fund”) as of December 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements and financial highlights for the periods indicated prior to the year ended December 31, 2005 were audited by other auditors, who expressed unqualified opinions on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Fund’s custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 2005, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio
February 17, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 Yr	5 Yr	10 Yr
Wall Street Fund	7.54%	(3.29)%	7.37%
Russell 1000 Growth Index	5.26%	(3.58)%	6.73%
Russell 2500 Growth Index	8.17%	2.78%	7.37%

The chart assumes an initial investment of $10,000. Performance reflects fee waivers. In the absence of fee waivers, the total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions, but do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance information shown represents past performance and should not be interpreted as indicative of the Fund’s future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL INFORMATION (Unaudited)
For the year ended December 31, 2005

Information about Directors and Officers
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
NON-INTERESTED DIRECTORS:
Clifton H.W. Maloney Suite 2010 708 Third Avenue New York, NY 10017 Age: 68	Independent Director	Since 1985	President, C.H.W. Maloney & Co., Inc., an investment firm, since 1981.	1	Interpool, Inc. (NYSE); Vicon Industries, Inc. (ASE); Chromium Industries, Inc.; New York Foundation for Senior Citizens, Inc.; CIVITAS

Harlan K. Ullman, Ph.D. 1245 29th Street, N.W. Washington, DC 20007 Age: 65	Independent Director	Since 1984	Chairman, Killowen Group, a consulting firm since 1984; Senior Fellow, The Center for Naval Analyses; Senior Advisor, Center for International Studies, since 1987.	1	Chairman, Ozonelink Advisory Board; Vice- Chairman, E Shield Systems; Vice-Chairman, HatchGuard Technologies PLC

INTERESTED DIRECTORS:
Robert P. Morse* 230 Park Avenue New York, NY 10169 Age: 60	Chairman, President and Director	Since 1984	President and a Director, Morse Williams & Co., Inc., investment counselors, an investment advisor affiliate of the Fund, since 1981; President and sole Director, Wall Street Management Corporation since 1984, and President and Director, Morse Williams Holding Co., Inc. since 1986.	1	English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/Theodore Roosevelt Memorial; eLot, Inc.; Dialogic Corp.

ADDITIONAL INFORMATION (Unaudited) (Continued)
For the year ended December 31, 2005

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
OFFICERS:
James L. Farrell, Jr. Ph.D. 230 Park Avenue New York, NY 10169 Age: 68	Executive Vice President	Since 2002	Principal, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2004; Managing Director, Morse, Williams & Co., Inc., since 2002; Chairman, Farrell - S.L. Investment Management, a subsidiary of Sumitomo Life Insurance Company 1999-2002; Chairman, Farrell - Wako Global Investment Management 1991-1999.	1	Chairman, Institute for Quantitative Research in Finance; Trustee, Research Foundation of The Association for Investment Management and Research

Laurence R. Golding 230 Park Avenue New York, NY 10169 Age: 50	Vice President	Since 1999	Managing Director and Principal, Morse, Williams & Co., Inc. an investment advisor affiliate of the Fund, since 1996.	1	The Abbott House

Michael R. Linburn 230 Park Avenue New York, NY 10169 Age: 72	Vice President and Secretary	Since 1993	Managing Director and Principal, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2003; Director of Marketing, Morse, Williams & Co., Inc., since 1992.	1	Church of the Incarnation; The Stanley R. and Elisabeth G. Jacobs Foundation; eLot, Inc.

Jian H. Wang 230 Park Avenue New York, NY 10169 Age: 43	Vice President and Treasurer	Since 1998	Managing Director and Principal, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2005; Senior Trader, Morse, Williams & Co., Inc., since 1998.	1	None

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
December 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/05 - 12/31/05).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period 07/01/05 - 12/31/05*
Actual	$1,000.00	$1,092.10	$9.02
Hypothetical (5% return
before expenses)	1,000.00	1,016.59	8.69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.71% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2005

ADDITIONAL INFORMATION
December 31, 2005 (Unaudited)

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling (800) 443-4693. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended September 30, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR &
PRINCIPAL UNDERWRITER
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin 53201

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen McCurdy, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio 44145

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com
ANNUAL REPORT December 31, 2005 A diversified mutual fund that invests in common stocks of growth-oriented companies.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed April 29, 2004.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were N/A. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	12,500	18,750
Audit-Related Fees	0	0
Tax Fees	850	2,725
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Incorporated by reference to the Registrant’s Form N-CSR filed April 29, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Wall Street Fund, Inc.

By (Signature and Title)   /s/Robert P. Morse
Robert P. Morse, President

Date March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/Robert P. Morse
Robert P. Morse , President

Date March 8, 2006

By (Signature and Title)   /s/Jian H. Wang
Jian H. Wang, Treasurer

Date March 8, 2006